American Century Growth Funds, Inc. Statement of Additional Information (SAI) Supplement
Supplement dated November 1, 2013 ■ Statement of Additional Information dated December 1, 2012

The following replaces the fifth sentence in the first paragraph under Foreign Securities on pages 5-6.

The funds consider a security to be a developed country security if its issuer is located in the following developed countries list, which is subject to change: Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

©2013 American Century Proprietary Holdings, Inc. All rights reserved.

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